EXHIBIT 10.1

PROMISSORY NOTE

Principal $221,400.00	Loan Date 05-06-2020	Maturity 05-06-2022	Loan No. 8355	Call/Coll 0089	Account	Officer ***	Initials
References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing “***” has been omitted due to text length limitations.

Borrower:	Universal Security Instruments, Inc.	Lender:	CAPITAL BANK, N.A.
	11407 A Cronhill Drive		Capital Bank, N.A.
	Owings Mills, MD 21117		2276 Research Blvd., Suite 600
Rockville, MD 20850

Principal Amount: $221,400.00 Date of Note: May 6, 2020

INITIAL DEFERMENT PERIOD. No payments are due on this loan for 6 months from the date of first disbursement of this loan. Interest will continue to accrue during the deferment period.

PROMISE TO PAY. Universal Security Instruments, Inc. (“Borrower”) promises to pay to CAPITAL BANK, N,A. (“Lender”), or order, in lawful money of the United States of America, the principal amount of Two Hundred Twenty-one Thousand Four Hundred & 00/100 Dollars ($221,400.00), together with interest on the unpaid principal balance from May 6, 2020, calculated as described in the “INTEREST CALCULATION METHOD” paragraph using an Interest rate of 1.000% per annum based on a year of 360 days, until paid in full. The Interest rate may change under the terms and conditions of the “INTEREST AFTER DEFAULT” section.

PAYMENT. Borrower will pay this loan in 17 principal payments of $12,300.00 each and one final principal and interest payment of $12,310.26. Borrower’s first principal payment is due December 6, 2020, and all subsequent principal payments are due on the same day of each month after that. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning December 6, 2020, with all subsequent interest payments to be due on the same day of each month after that. Borrower’s final payment due May 6, 2022, will be for all principal, accrued Interest, and all other applicable fees, costs and charges, if any, not yet paid, Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid Interest; and thon to principal. Borrower will pay Lender at Lender’s address shown above or at such other place as Lender may designate in writing.

INTEREST CALCULATION METHOD. Interest on this Note is computed on a 366/360 basis; that is, by applying the ratio of the Interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All lnterest payable under this Note is computed using this method.

PREPAYMENT PENALTY. Upon prepayment of this Note, Lender is entitled to the following prepayment penalty: Borrower may prepay this Note at any time without penalty, Borrower may prepay 20 percent or loss of the unpaid principal balance at any time without notice. II Borrower prepays more than 20 percent and the Loan has been sold on the secondary market, Borrower must: a. Give Lender written notice; b. Pay all accrued Interest; and c. If the prepayment is received less than 21 days from the date Lender received the notice, pay an amount equal to 21 days interest from the date Lender received the notice, less any Interest accrued during the 21 days and paid under b. of this paragraph. If Borrower does not prepay within 30 days from the date Lender received the notice, Borrower must give Lender a new notice. Except for the foregoing, Borrower may pay all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower’s obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due and may result in Borrower’s making fewer payments. Borrower agrees not to send lender payments marked “paid in full”, without recourse”, or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender’s rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes “payment In full” of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: Capital Bank, NA, 2276 Research Blvd., Suite 600 Rockville, MD 20860.

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, the total sum due under this Note will continue to accrue Interest at the interest rate under this Note.

DEFAULT. Each of the following shall constitute an event of default (“Event of Default”) under this Note:

Payment Default. Borrower fails to make any payment when due under this Note.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Default In Favor of Third Parties. Borrower or any Granter defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower’s property or Borrower's ability to repay this Note or perform Borrower’s obligations under this Note or any of the related documents.

False Statements. Any warranty. representation or statement made or furnished to Lender by Borrower or on Borrower’s behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insolvency. The dissolution or termination of Borrower's existence as a going business, or a trustee o. receiver is appointed for Borrower or for an or a substantial portion of the assets of Borrower, or Borrower makes a general assignment for the benefit of Borrower's creditors, or Borrower files for bankruptcy, or an involuntary bankruptcy petition is filed against Borrower and such involuntary petition remains undismissed for sixty (60) days.

Creditor or forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower’s accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender. in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note.

Change In Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

Adverse Change. A material adverse change occurs in Borrowers financial condition, or lender believes the prospect of payment or performance of this Note is impaired.

Insecurity. Lender in good faith believes itself insecure.

Cure Provisions. If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured if Borrower, after Lender sends written notice to Borrower demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender’s sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER’S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance under this Note and all accrued unpaid interest, together with all other applicable fees, costs and charges, if any, immediately due and payable, and then Borrower will pay that amount.

NON-RECOURSE. Lender and SBA shall have no recourse against any individual shareholder, member or partner of Borrower for non-payment of the loan, except to the extent that such shareholder, member or partner uses the loan proceeds for an unauthorized purpose.

PAYROLL PROTECTION PROGRAM. Lender is making this loan pursuant to the Paycheck Protection Program (the 'PPP') created by Section 1102 of the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) and governed by the CARES Act, section 7(a)(36) of the Small Business Act, any rules or guidance that has been issued by the Small Business Administration implementing the PPP, or any other applicable Loan Program Requirements, as defined in 13 CFR Section 1102, as amended from time to time (collectively, “PPP loan Program Requirements”). Notwithstanding anything to the contrary herein, the Borrower (a) agrees that this Promissory Note shall be interpreted and construed to be consistent with the PPP loan Program Requirements and (b) authorizes Lender to unilaterally amend any provision of this Promissory Note to the extent required to comply with the PPP Loan Program Requirements.

WHEN FEDERAL LAW APPLIES. When SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations. As to this Note, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt federal law.

ATTORNEYS’ FEES; EXPENSES. Subject to any limits under applicable law, upon default, Borrower agrees to pay Lenders reasonable attorneys’ fees and all of Lender’s other collection expenses, whether or not there is a lawsuit, including without limitation, legal expenses for bankruptcy proceedings. Borrower further agrees to pay these attorneys’ fees and expenses even if incurred after the date of any judgment. Lender may obtain and agrees that the obligation will survive the entry of, and not be merged into, any judgment.

JURY WAIVER. LENDER AND BORROWER EACH HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH LENDER OR BORROWER MAY BE PARTIES, ARISING OUT OF, OR IN ANY WAY PERTAINIHG TO, THIS NOTE. IT IS AGREED THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY LENDER AND BORROWER, AND LENDER AND BORROWER EACH HEREBY REPRESENT THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. BORROWER FURTHER REPRESENTS THAT BORROWER HAS BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF BORROWER’S OWN FREE WILL, AND THAT BORROWER HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

GOVERNING LAW. This Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Maryland without regard to its conflicts of law provisions. This Note has been accepted by Lender in the State of Maryland.

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lenders request to submit to the jurisdiction of the courts of Montgomery County, State of Maryland.

CONFESSED JUDGMENT. UPON THE OCCURRENCE OF A DEFAULT, BORROWER HEREBY AUTHORIZES ANY ATTORNEY DESIGNATED BY LENDER OR ANY CLERK OF ANY COURT OF RECORD TO APPEAR FOR BORROWER IN ANY COURT OF RECORD AND CONFESS JUDGMENT WITHOUT PRIOR HEARING AGAINST BORROWER IN FAVOR OF LENDER FOR, AND IN THE AMOUNT OF, THE UNPAID BALANCE OF THE PRINCIPAL AMOUNT OF THIS NOTE, ALL INTEREST ACCRUED AND UNPAID THEREON, ALL OTHER AMOUNTS PAYABLE BY BORROWER TO LENDER UNDER THE TERMS OF THIS NOTE OR ANY OTHER AGREEMENT, DOCUMENTS, INSTRUMENT EVIDENCING, SECURING OR GUARANTYING THE OBLIGATIONS EVIDENCED BY THIS NOTE, COSTS OF SUIT, AND ALL REASONABLE ATTORNEYS’ FEES ACTUALLY INCURRED BY LENDER IN CONNECTION WITH ENFORCING ANY OF THE RIGHTS OR REMEDIES HEREUNDER. IT IS THE EXPRESS INTENT OF THE PARTIES HERETO THAT EVEN AFTER ONE OR MORE CONFESSED JUDGMENTS ARE ENTERED PURSUANT TO THIS NOTE THAT LENDER SHALL RETAIN THE RIGHT TO COLLECT AND CONFESS JUDGMENT FOR: ATIORNEYS’ FEES, EXPENSES AND COSTS ACTUALLY INCURRED IN CONNECTION WITH THE COLLECTION OF THIS NOTE; ATTORNEYS FEES, EXPENSES AND COSTS ACTUALLY INCURRED TO DEFEND ITSELF FROM ANY CLAIMS ARISING IN CONNECTION WITH THIS NOTE OR THE RELATED DOCUMENTS; ATTORNEYS’ FEES, EXPENSES AND COSTS ACTUALLY INCURRED IN PROTECTING LENDER’S COLLATERAL AND INTERESTS (COLLECTIVELY, THE “POST JUDGMENT COSTS”). IT IS ALSO THE EXPRESS INTENT OF THE PARTIES HERETO THAT LENDER’S ABILITY AND RIGHT TO COLLECT FROM AND CONFESS JUDGMENT AGAINST BORROWER FOR ALL AMOUNTS DUE HEREUNDER, INCLUDING, WITHOUT LIMITATION, POST JUDGMENT COSTS, SHALL NOT MERGE INTO ANY JUDGMENT OR JUDGMENTS ENTERED IN FAVOR OF LENDER, BUT SHALL SURVIVE THE ENTRY OF ANY JUDGMENT OR JUDGMENTS IN FAVOR OF LENDER. FURTHERMORE, IT IS THE EXPRESS INTENT OF THE PARTIES HERETO THAT LENDER’S ABILITY AND RIGHT TO COLLECT FROM AND CONFESS JUDGMENT AGAINST BORROWER SHALL CONTINUE UNDIMINISHED UNTIL LENDER HAS RECEIVED PAYMENT IN FULL OF ALL AMOUNTS DUE HEREUNDER, INCLUDING, WITHOUT LIMITATION, ALL POST JUDGMENT COSTS.

Borrower hereby releases, to the extent permitted by applicable law, all errors and all rights of exemption, appeal, stay of execution, inquisition, and other rights to which Borrower may otherwise be entitled under the laws of the United States or of any state or possession of the United States now in force and which may hereafter be enacted. The authority and power to appear for and enter judgment against Borrower shall not be exhausted by ono or more exercises thereof or by any imperfect exercise thereof and shall not be extinguished by any judgment entered pursuant thereto. Such authority may be exercised on one or more occasions or from time to time in the same or different jurisdictions as often as Lender shall doom necessary or desirable, for all of which this Note shall be a sufficient warrant.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower’s accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However. this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the debt against any and all such accounts.

COLLATERAL. This loan is unsecured.

CONSENT TO JURISDICTION. Borrower irrevocably submits to the jurisdiction of any state or federal court sitting in the State of Maryland over any suit, action, or proceeding arising out of or relating to this Note. Borrower irrevocably waives, to the fullest extent permitted by law, any objection that Borrower may now or hereafter have to the laying of venue of any such suit, action, or proceeding brought in any such court and any claim that any such suit action, or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon Borrower and may be enforced in any court in which Borrower is subject to jurisdiction by a suit upon such judgment provided that service of process is effected upon Borrower as provided in this Note or as otherwise permitted by applicable law.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower’s heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

NOTIFY US OF INACCURATE INFORMATION WE REPORT TO CONSUMER REPORTING AGENCIES. Borrower may notify Lender if Lender reports any inaccurate information about Borrower’s account(s) to a consumer reporting agency. Borrower’s written notice describing the specific inaccuracy(ies) should be sent to Lender at the following address: CAPITAL BANK, N.A., Capital Bank, N.A., 2275 Research Blvd., Suite 600, Rockville, MD 20850.

GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Borrower does not agree or intend to pay, and Lender does not agree or intend to contract for, charge, collect, take, reserve or receive (collectively referred to herein as “charge or collect”), any amount in the nature of interest or in the nature of a fee for this loan, which would in any way or event (including demand, prepayment, or acceleration) cause Lender to charge or collect more for this loan than the maximum Lender would be permitted to charge or collect by federal law or the law of the State of Maryland (as applicable). Any such excess interest or unauthorized fee shall, instead of anything stated to the contrary, be applied first to reduce the principal balance of this loan, and when the principal has been paid in full, be refunded to Borrower. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change ln the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender’s security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

APPLICABLE LENDIIIG LAW. To the extent not preempted by federal law, this loan is being made under the terms and provisions of Subtitle 10 of Title 12 of the Maryland Commercial Law Article.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE. BORROWER AGREES TO THE TERMS OF THE NOTE,

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

THIS NOTE IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS NOTE IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

BORROWER:

UNIVERSAL SECURITY INSTRUMENTS, INC.

By:	/s/	(Seal)
James B. Huff, III, AUTHORIZED
REPRESENTATIVE of Universal Security
Instruments, Inc.